EXHIBIT 99.1
JOINT FILING AGREEMENT
August 18, 2006
     Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, each party hereto hereby agrees to the joint filing, on behalf of each of them, of any filing required by such party under Section 13 or Section 16 of the Exchange Act or any rule or regulation thereunder (including any amendment, supplement, and/or exhibit thereto) with the Securities and Exchange Commission (and, if such security is registered on a national securities exchange or national securities association, also with the exchange or association), and further agrees to the filing and/or incorporation by reference of this Joint Filing Agreement as an exhibit thereto. This Joint Filing Agreement shall remain in full force and effect until revoked by any party hereto in a signed writing provided to each other party hereto, and then only with respect to such revoking party.
     IN WITNESS WHEREOF, each party hereto, being duly authorized, has caused this Joint Filing Agreement to be executed and effective as of the date first written above.

Atlas Advantage Master Fund, L.P.

By:	Atlas Capital Management, L.P., its Investment Adviser
By:	RHA, Inc., its General Partner

By:	/s/ Robert H. Alpert

Name:	Robert H. Alpert
Title:	President
Date:	August 18, 2006

Atlas Allocation Fund, L.P.

By:	Atlas Capital Management, L.P., its General Partner
By:	RHA, Inc., its General Partner

By:	/s/ Robert H. Alpert

Name:	Robert H. Alpert
Title:	President
Date:	August 18, 2006

Atlas Capital (Q.P.), L.P.

By:	Atlas Capital Management, L.P., its General Partner
By:	RHA, Inc., its General Partner

By:	/s/ Robert H. Alpert

Name:	Robert H. Alpert
Title:	President
Date:	August 18, 2006

Atlas Capital ID Fund, L.P.

By:	Atlas Capital Management, L.P., its General Partner
By:	RHA, Inc., its General Partner

By:	/s/ Robert H. Alpert

Name:	Robert H. Alpert
Title:	President
Date:	August 18, 2006

Atlas Capital Master Fund, L.P.

By:	Atlas Capital Management, L.P., its General Partner
By:	RHA, Inc., its General Partner

By:	/s/ Robert H. Alpert

Name:	Robert H. Alpert
Title:	President
Date:	August 18, 2006

Atlas Capital Offshore Exempt Fund, Ltd.

By:	Atlas Capital Management, L.P., its Investment Adviser
By:	RHA, Inc., its General Partner

By:	/s/ Robert H. Alpert

Name:	Robert H. Alpert
Title:	President
Date:	August 18, 2006

Atlas Capital Management, L.P.

By:	RHA, Inc., its General Partner

By:	/s/ Robert H. Alpert

Name:	Robert H. Alpert
Title:	President
Date:	August 18, 2006

RHA, Inc.

By:	/s/ Robert H. Alpert

Name:	Robert H. Alpert
Title:	President
Date:	August 18, 2006

Robert H. Alpert

By:	/s/ Robert H. Alpert

Date:	August 18, 2006